UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2006

BAIRNCO CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State of incorporation)	1-8120 (Commission File Number)	13-3057520 (IRS Employer Identification No.)
300 Primera Boulevard, Suite 432 Lake Mary, FL (Address of principal executive offices)	32746 (Zip Code)
(407) 875-2222 (Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement

On June 26, 2006, Bairnco Corporation (the “Company”) entered into change in control agreements (the “Change in Control Agreements”) with certain senior executives of the Company, including Kenneth L. Bayne, Larry C. Maingot, Larry D. Smith, Daniel T. Holverson, Elmer G. Pruim, Robert M. Carini, Brian E. Turner and Morgan Ebin.  Each Change in Control Agreement entitles the executive to severance benefits if his employment with the Company is terminated within 24 months of a change in control of the Company, unless such termination is (i) due to death or retirement, (ii) by the Company for cause or due to disability, or (iii) by the executive without good reason.  The amount of severance will be equal to the one times the sum of (a) the highest annual rate of salary in the twelve months preceding the executive’s termination date and (b) the higher of the executive’s average annual bonus for the past two completed fiscal years or the executive’s target bonus for the fiscal year in which the termination occurs.  In addition, each executive will be entitled to a pro-rata annual bonus for the year in which his termination of employment occurs and to continue participating in the Company’s welfare benefit programs for up to one year following his termination of employment. If the executive becomes entitled to severance under the change in control agreement, he will not be entitled to severance pay under any other agreement with the Company.  The Change in Control Agreements also commit the executives to remain employed with the Company in the event of a tender or exchange offer until such offer has been terminated or a change in control has occurred.

The form of  the Change in Control Agreement entered into with each of the senior executives is attached as Exhibit 10.1 hereto.  The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the form of Change in Control Agreement which is incorporated by reference herein.

Item 8.01  Other Events

On June 22, 2006, the Company entered into a Rights Agreement (the “Rights Agreement”) with Computershare Investors Services.  On June 28, 2006, pursuant to Section 3(b) of the Rights Agreement, the Company sent a letter and a copy of the Summary of Rights to Purchase Preferred Stock (the “Summary of Rights”) to each of the Company’s stockholders of record on June 23, 2006.

 The letter to the Company’s stockholders and the Summary of Rights are attached as Exhibit 20.1 hereto and are incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits

Exhibit 10.1

Form of Change of Control Agreement between Bairnco Corporation and each of Kenneth L. Bayne, Larry C. Maingot, Larry D. Smith, Daniel T. Holverson, Elmer G. Pruim, Robert M. Carini, Brian E. Turner and Morgan Ebin.

Exhibit 20.1	Letter to Stockholders and Summary of Rights to Purchase Preferred Stock, dated June 28, 2006, from Bairnco Corporation to the Stockholders of Bairnco Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIRNCO CORPORATION

By:   /s/ Kenneth L. Bayne

        Name:  Kenneth L. Bayne

        Title:   Vice President - Finance

Date:  June 28, 2006

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1

Form of Change of Control Agreements between Bairnco Corporation and each of Kenneth L. Bayne, Larry C. Maingot, Larry D. Smith, Daniel T. Holverson, Elmer G. Pruim, Robert M. Carini, Brian E. Turner and Morgan Ebin.

20.1	Letter to Stockholders and Summary of Rights to Purchase Preferred Stock, dated June 28, 2006, from Bairnco Corporation to the Stockholders of Bairnco Corporation.

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